EXHIBIT 10.4


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                         JONES LANG LASALLE INCORPORATED
               AMENDED AND RESTATED STOCK AWARD AND INCENTIVE PLAN

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                                  ------------

                                FEBRUARY 23, 2006

                         JONES LANG LASALLE INCORPORATED
               AMENDED AND RESTATED STOCK AWARD AND INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                           PAGE


1.   Purpose; Types of Awards; Construction . . . . . . . . . . . . . .      1

2.   Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . .      2

3.   Administration . . . . . . . . . . . . . . . . . . . . . . . . . .      5

4.   Eligibility. . . . . . . . . . . . . . . . . . . . . . . . . . . .      6

5.   Stock Subject to the Plan. . . . . . . . . . . . . . . . . . . . .      6

6.   Specific Terms of Awards . . . . . . . . . . . . . . . . . . . . .      7

7.   Change in Control Provisions . . . . . . . . . . . . . . . . . . .     11

8.   Loan Provisions. . . . . . . . . . . . . . . . . . . . . . . . . .     12

9.   Special Non-Employee Director Awards . . . . . . . . . . . . . . .     12

10.  General Provisions . . . . . . . . . . . . . . . . . . . . . . . .     14


                                       -i-
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                         JONES LANG LASALLE INCORPORATED
               AMENDED AND RESTATED STOCK AWARD AND INCENTIVE PLAN


     Jones Lang LaSalle Incorporated (the "Company") has previously established a 1997 Stock Award and Incentive Plan, as amended (the "Stock Award and Incentive Plan"), and a Stock Compensation Program, as amended (the "Stock Compensation Program"). The Stock Award and Incentive Plan and the Stock Compensation Program are referred to herein collectively as the "Former Plans." Each of the Former Plans has been authorized by the Company's Board of Directors and approved by the Company's shareholders.

     In order to facilitate the efficient administration of the Former Plans and the awards granted thereunder, the Company's Board of Directors has authorized the amendment and restatement of each of the Former Plans in order to combine the Former Plans into a single plan. The Former Plans, as so combined and as subsequently amended and restated most recently as of the effective date of February 23, 2006, are referred to herein as the "Plan."

     The Plan shall continue to supersede and replace the Former Plans in their entirety, except that the adoption of the Plan shall not be deemed to amend or modify the terms or conditions of any award granted or election made pursuant to the Former Plans prior to the effective date of the Plan. All awards granted and elections made pursuant to the Former Plans prior to the effective date of the Plan shall remain in full force and effect in accordance with their terms and shall be administered in accordance with the terms and conditions of the Plan.

     1.   Purpose; Types of Awards; Construction.
          ---------------------------------------

          The purpose of the Plan is to afford an incentive to directors (including non-employee directors), selected employees and independent contractors of the Company, or any Subsidiary or Affiliate which now exists or hereafter is organized or acquired, to acquire a proprietary interest in the Company, to continue as directors, employees or independent contractors, as the case may be, to increase their efforts on behalf of the Company and to promote the success of the Company's business in the interest of its shareholders. Pursuant to Section 6 of the Plan, there may be granted Stock Options (including "incentive stock options" and "nonqualified stock options"), stock appreciation rights and limited stock appreciation rights (either in connection with options granted under the Plan or independently of options), restricted stock, restricted stock units, dividend equivalents, performance shares and other stock-or-cash-based awards. Section 9 of the Plan contains provisions governing certain special grants of Options to non-employee directors of the Company. The Plan also provides the authority to make loans to purchase shares of common stock of the Company, provided that such loans do not violate any applicable law, rule or regulation. The Plan is designed to comply with the requirements of Regulation G (12 C.F.R. Sec. 207) regarding the purchase of shares on margin, the requirements for "performance-based compensation" under Section 162(m) of the Code and the conditions for exemption from short-swing profit recovery rules under Rule 16b-3 of the Exchange Act, and shall be interpreted in a manner consistent with the requirements thereof.

          The terms and conditions of the Plan (exclusive of those set forth in the Stock Compensation Program) shall govern (i) all grants and awards made prior to the effective date of the Plan under the Stock Award and Incentive Plan and (ii) all Awards made pursuant to the Plan from and after the effective date of the Plan. The terms and conditions of all grants and awards made prior to the effective date of the Plan under the Stock Compensation Program shall govern such grants and awards, except that from and after such date the Committee under the Plan shall be responsible for the administration and interpretation of all such grants and awards as provided in the Plan. New grants and awards shall not be made pursuant to the Stock Compensation Program after the effective date of the Plan.

     2.   Definitions.
          ------------

          For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Affiliate" means any entity if, at the time of granting of an Award or a Loan, (i) the Company, directly or indirectly, owns at least 20% of the combined voting power of all classes of such entity or at least 20% of the ownership interests in such entity or (ii) such entity, directly or indirectly, owns at least 20% of the combined voting power of all classes of stock of the Company.

          (b) "Award" means any Option, SAR (including a Limited SAR), Restricted Stock, Restricted Stock Unit, Dividend Equivalent, Performance Share or Other Stock-Based Award or Other Cash-Based Award granted under the Plan.

          (c) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (d) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Grantee in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan upon his or her death, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (e)     "Board"  means  the  Board  of  Directors  of  the  Company.

          (f) "Change in Control" means a change in control of the Company which will be deemed to have occurred if:

               (i) any "person," as such term is used in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (A) the Company or any of its subsidiaries, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock, or (E) any person or group as used in Rule 13d-1(b) under the Exchange Act, is or becomes the Beneficial Owner, as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company (not including the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 50% or more of the combined voting power of the Company's then outstanding securities;

               (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i),
(iii), or (iv) of this Section 2(f) or (B) other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

               (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 75% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

               (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect) other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

          (g) "Change in Control Price" means the higher of (i) the highest price per share paid in any transaction constituting a Change in Control or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding or following a Change in Control.

          (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (i) "Committee" means the Board or the committee established by the Board to administer the Plan.

          (j) "Company" means Jones Lang LaSalle Incorporated, a corporation organized under the laws of the State of Maryland, or any successor corporation.

          (k) "Dividend Equivalent" means a right, granted to a Grantee under Section 6(g), to receive cash, Stock, or other property equal in value to dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

          (m) "Fair Market Value" means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or
(iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

          (n) "Grantee" means a person who, as an employee or independent contractor of the Company, a Subsidiary or an Affiliate, has been granted an Award or Loan under the Plan.

          (o) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

          (p) "Limited SAR" means a right granted pursuant to Section 6(c) which shall, in general, be automatically exercised for cash upon a Change in Control.

          (q) "Loan" means the proceeds from the Company borrowed by a Plan participant under Section 8 of the Plan.

          (r) "NQSO" means any Option that is designated as a nonqualified stock option.

          (s) "Option" means a right, granted to a Grantee under Section 6(b) and Section 9, to purchase shares of Stock. An Option may be either an ISO or an NQSO, provided that, ISO's may be granted only to employees of the Company
            -------- ----
or  a  Subsidiary.

          (t) "Other Cash-Based Award" means cash award under Section 6(h), including cash awarded as a bonus or upon the attainment of specified performance criteria or otherwise as permitted under the Plan.

          (u) "Other Stock-Based Award" means a right or other interest granted to Grantee under Section 6(h) that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including, but not limited to (1) unrestricted Stock awarded as a bonus or upon the attainment of specified performance criteria or otherwise as permitted under the Plan, and (2) a right granted to a Grantee to acquire Stock from the Company for cash and/or a promissory note containing terms and conditions prescribed by the Committee.

          (v) "Performance Share" means an Award of shares of Stock to a Grantee under Section 6(h) that is subject to restrictions based upon the attainment of specified performance criteria.

          (w) "Plan" means this Amended and Restated Stock Award and Incentive Plan, as amended from time to time.

          (x) "Restricted Stock" means an Award of shares of Stock to a Grantee under Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

          (y) "Restricted Stock Unit" means a right granted to a Grantee under Section 6(e) to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

          (z)     "Retirement"  shall  have  the  meaning  given to that term in
Section  10(k)  of  this  Plan.

          (aa) "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

          (bb) "Stock" means of the common stock, par value $0.01 per share, of the Company.

          (cc) "SAR" or "Stock Appreciation Right" means the right, granted to a Grantee under Section 6(c), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Stock, or property as specified in the Award or determined by the Committee.

          (dd) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     3.   Administration.
          ---------------

          The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards and make Loans; to determine the persons to whom and the time or times at which Awards shall be granted and Loans shall be made; to determine the type and number of Awards to be granted and the amount of any Loan, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award or Loan; and to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions of, and the criteria and performance objectives (if any) included in, Awards and Loans in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles; to designate Affiliates; to construe and interpret the Plan and any Award or Loan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Agreements and any promissory note or agreement related to any Loan (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

          The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, and any Subsidiary, Affiliate or Grantee (or any person claiming any rights under the Plan from or through any Grantee) and any stockholder.

          No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted or Loan made hereunder.

     4.   Eligibility.
          ------------

          Subject to the conditions set forth below, Awards may be granted to directors (including non-employee directors), selected employees and independent contractors of the Company and its present or future Subsidiaries and Affiliates, in the discretion of the Committee, and Loans may be made to any eligible person, except as may be prohibited by applicable law, rule, or regulation, in each case in the discretion of the Committee. In determining the persons to whom Awards and Loans shall be granted and the type of any Award or the amount of any Loan (including the number of shares to be covered by such Award), the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

     5.   Stock Subject to the Plan.
          --------------------------

          The maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 12,110,000 shares of Stock, subject to adjustment as provided herein. No more than 75,000 of the total shares available for grant may be awarded to a single individual in a single year. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Grantee, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan; provided that, in the case of forfeiture,
                                --------  ----
cancellation, exchange or surrender of shares of Restricted Stock or Restricted Stock Units with respect to which dividends or Dividend Equivalents have been paid or accrued, the number of shares with respect to such Awards shall not be available for Awards hereunder unless, in the case of shares with respect to which dividends or Dividend Equivalents were accrued but unpaid, such dividends and Dividend Equivalents are also forfeited, exchanged or surrendered. Upon the exercise of any Award granted in tandem with any other Awards or Awards, such related Awards or Awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

          In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award; provided that, with respect to
                                                  -------- ----
ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code.

     6.   Specific Terms of Awards.
          -------------------------

          (a)     General.  The  term  of each Award shall be for such period as
                  -------
may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

          (b)     Options.  The  Committee  is  authorized  to  grant Options to
                  -------
Grantees  on  the  following  terms  and  conditions:

               (i)     Type  of Award.  The Award Agreement evidencing the grant
                       --------------
of  an  Option  under  the Plan shall designate the Option as an ISO or an NQSO.

               (ii)     Exercise  Price.  The  exercise price per share of Stock
                        ---------------
purchasable under an Option shall be determined by the Committee; provided that,
                                                                  -------- ----
in  the  case  of  an  ISO,  such exercise price shall be not less than the Fair
Market Value of a share on the date of grant of such Option, and in no event shall the exercise price for the purchase of shares be less than par value. The exercise price for Stock subject to an Option may be paid in cash or by an exchange of Stock previously owned by the Grantee, or a combination of both, in an amount having a combined value equal to such exercise price. A Grantee may also elect to pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer under circumstances meeting the requirements of 12 C.F.R. Sec. 220 or any successor thereof.

               (iii)     Term  and Exercisability of Options.  The date on which
                         -----------------------------------
the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided that, the Committee
                                                    -------- ----
shall have the authority to accelerated the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent.

               (iv)     Termination  of  Employment,  Etc.  An Option may not be
                        ----------------------------------
exercised unless the Grantee is then in the employ of, or then maintains an independent contractor relationship with, the Company or a Subsidiary or an Affiliate (or a company or a parent or subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained continuously so employed, or continuously maintained such relationship, since the date of grant of the Option; provided that, the Award Agreement may contain provisions extending the
         -------- ----
exercisability of Options, in the event of specified terminations, to a date not later than the expiration date of such Option.

               (v)     Other  Provisions.  Options  may be subject to such other
                       -----------------
conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Committee may prescribe in its discretion or as may be required by applicable law.

          (c)     SARs  and  Limited SARs.  The Committee is authorized to grant
                  -----------------------
both stand-alone and in-tandem SARs and Limited SARs to Grantees on the following terms and conditions:

               (i)     In  General.  Unless  the Committee determines otherwise,
                       -----------
an SAR or a Limited SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter or (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO. An SAR or Limited SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable.

               (ii)     SARs.  An  SAR  shall  confer  on the Grantee a right to
                        ----
receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine).

               (iii)     Limited  SARs.  A  Limited  SAR  shall  confer  on  the
                         -------------
Grantee a right to receive with respect to each share subject thereto, automatically upon the occurrence of a Change in Control, an amount equal in value to the excess of (1) the Change in Control Price (in the case of a LSAR granted in tandem with an ISO, the Fair Market Value), of one share of Stock on the date of such Change in Control over (2) the grant price of the Limited SAR (which in the case of a Limited SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other Limited SAR shall be such price as the Committee determines); provided
                                                                        --------
that,  in  the  case of a Limited SAR granted to a Grantee who is subject to the
----
reporting requirements of Section 16(a) of the Exchange Act (a "Section 16 Individual"), such Section 16 Individual shall only be entitled to receive such amount if such Limited SAR has been outstanding for at least six (6) months as of the date of the Change in Control.

          (d)     Restricted  Stock.  The  Committee  is  authorized  to  grant
                  -----------------
Restricted  Stock  to  Grantees  on  the  following  terms  and  conditions:

               (i)     Issuance  and  Restrictions.  Restricted  Stock  shall be
                       ---------------------------
subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Such restrictions may include factors relating to the increase in the value of the Stock or to individual or Company performance such as the attainment of certain specified individual, divisional or Company-wide performance goals, sales volume increases or decreases in earnings per share. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote
Restricted  Stock  and  the  right  to  receive  dividends  thereon.

               (ii)     Forfeiture.  Upon  termination  of  employment  with  or
                        ----------
service to the Company, or upon termination of the independent contractor relationship, as the case may be, during the applicable restriction period,
Restricted Stock and any accrued but unpaid dividends or Dividend Equivalents that are at that time subject to restrictions shall be forfeited; provided that,
                                                                  -------- ----
the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

               (iii)     Certificates for Stock.  Restricted Stock granted under
                         ----------------------
the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

               (iv)     Dividends.  Dividends  paid on Restricted Stock shall be
                        ---------
either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

          (e)     Restricted  Stock Units.  The Committee is authorized to grant
                  -----------------------
Restricted Stock Units to Grantees, subject to the following terms and conditions:

               (i)     Award  and  Restrictions.  Delivery  of Stock or cash, as
                       ------------------------
determined by the Committee, will occur upon expiration of the deferral period specified for Restricted Stock Units by the Committee. In addition, Restricted Stock Units shall be subject to such restrictions as the Committee may impose, at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine. Such restrictions may include factors relating to the increase in the value of the Stock or to individual or Company performance such as the attainment of certain specified individual, divisional or Company-wide performance goals, sales volume increases or increases in earnings per share.

               (ii)     Forfeiture.  Upon  termination  of  employment  or
                        ----------
termination of the independent contractor relationship during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units that  are  then  subject to deferral or restriction shall be forfeited; provided
                                                                        --------
that,  the  Committee  may  provide,  by  rule  or  regulation  or  in any Award
----
Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

          (f)     Stock  Awards  in  Lieu  of  Cash  Awards.  The  Committee  is
                  -----------------------------------------
authorized to grant Stock as a bonus, or to grant other Awards, in lieu of Company commitments to pay cash under other plans or compensatory arrangements. Stock or Awards granted hereunder shall have such other terms as shall be determined by the Committee.

          (g)     Dividend  Equivalents.  The  Committee  is authorized to grant
                  ---------------------
Dividend Equivalents to Grantees. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, or other investment vehicles as the Committee may specify, provided that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions on the underlying Awards to which they relate.

          (h)     Performance Shares and Other Stock- or Cash-Based Awards.  The
                  --------------------------------------------------------
Committee is authorized to grant to Grantees Performance Shares and/or Other Stock-Based Awards or Other Cash-Based Awards as an element of or supplement to any other Award under the Plan, as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon performance of the Company or any other factors designated by the Committee, or valued by reference to the performance of specified Subsidiaries or Affiliates.

          The Committee shall determine the terms and conditions of such Awards at the date of grant or, to the extent permitted by Section 162(m) of the Code, thereafter; provided that performance objectives for each year shall be
             --------  ----
established  by  the  Committee not later than the latest date permissible under
Section 162(m) of the Code. Such performance objectives may be expressed in terms of one or more financial or other objective goals. Financial goals may be expressed, for example, in terms of sales, earnings per share, stock price, return on equity, net earnings growth, net earnings, related return ratios, cash flow, earnings before interest, taxes, depreciation and amortization (EBITDA), return on assets or total stockholder return. Other objective goals may include the attainment of various productivity and long-term growth objectives, including, without limitation reductions in the Company's overhead ratio and expense to sales ratios. Any criteria may be measured in absolute terms or as compared to another corporation or corporations. To the extent applicable, any such performance objective shall be determined (i) in accordance with the Company's audited financial statements and generally accepted accounting principles and reported upon by the Company's independent accountants or (ii) so that a third party having knowledge of the relevant facts could determine whether such performance objective is met. Performance objectives shall include a threshold level of performance below which no award payment shall be made, levels of performance above which specified percentages of target Awards shall be paid, and a maximum level of performance above which no additional Award shall be paid. Performance objectives established by the Committee may be (but need not be) different from year-to-year and different performance objectives may be applicable to different Grantees.

     7.   Change in Control Provisions.
          ------------------------------

          The following provisions shall apply in the event of a Change of Control unless otherwise determined by the Committee or the Board in writing at or after the grant of an Award, but prior to the occurrence of such Change in
Control:

          (a) any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested;

          (b) the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, and any performance conditions imposed with respect to Awards shall be deemed to be fully achieved; and

          (c) the value of all outstanding Awards shall, to the extent determined by the Committee at or after grant, be cased out on the basis of the Change of Control Price as of the date the Change of Control occurs or such other date as the Committee may determine prior the Change of Control.

     8.   Loan Provisions
          ---------------

          Subject to the provisions of the Plan and all applicable federal and state laws, rules and regulations (including the requirements of Regulation G (12 C.F.R. Sec. 207)) and the rules and regulations of any stock exchange on which Stock is listed, the Committee shall have the authority to make Loans to Grantees (on such terms and conditions as the Committee shall determine), to enable such Grantees to purchase shares in connection with the realization of Awards under the Plan. Loans shall be evidenced b a promissory note or other agreement, signed by the borrower, which shall contain provisions for repayment and such other terms and conditions as the Committee shall determine.

     9.   Special Non-Employee Director Awards.
          -------------------------------------

          (a)     Restricted Stock and Restricted Stock Units
                  -------------------------------------------

               (i)     Annual  Grants.  In  addition  to any other Award granted
                       --------------
hereunder, as of the 2004 Annual Meeting of Shareholders, non-employee directors of the Company will be granted the Restricted Stock Units described in clauses
(I) and (II) of this Section 9(a)(i) (the "Automatic Restricted Stock Units"). The grants will be valued using the closing price of a share of Stock on the first business day following each annual meeting of shareholders and will vest 20% each year over five (5) years:

                    (I) Each non-employee director (a "New Director") who, is elected to the Board for the first time, will at the time such non-employee director is elected and duly qualified, be granted automatically, without action by the Committee, Restricted Stock Units with a value of, effective as of and after February 23, 2006, $75,000.00.

                    (II) On the first business day following each annual meeting of shareholders, each non-employee director (other than a New Director) who is continuing service as a member of the Board, will be granted automatically, without action by the Committee, Restricted Stock Units with a value of, effective as of and after February 23, 2006, $75,000.00.

               (ii)     In  lieu  of  Annual  Retainer.  For  the  calendar year
                        ------------------------------
beginning January 1, 2003, non-employee directors may elect to receive, in lieu of any or all of their annual retainer for a calendar year, Restricted Stock in increments of 5% (i.e., 5%, 10%, 15%, etc.) as follows:

                    (I) Non-employee directors can elect to receive their Restricted Stock either:

                            i. during the calendar year in which the annual retainer is to be earned, in quarterly installments equal to the percent of the annual retainer elected to be received in Restricted Stock, divided by four, divided by the price per share of Stock on the last day of each quarter, prorated for any partial calendar year or quarter (for administrative purposes, shares may not actually be distributed until after the end of the year in which the annual retainer was earned), or

                            ii.    on a deferred  basis:

                            a.  until they  retire  from  the  Board,

                            b. ten (10) years from the date they retire from the Board,

                            c. for a period of not less than 1 year and not more than 10 years, in increments of 1 year, or

                            d. until they retire from their primary employment.

                    (II) Any election to defer Stock shall be made prior to the year in which the annual retainer subject to deferral shall be paid and shall be irrevocable. Any newly elected non-employee director shall have five
(5) days from the date of their election to the Board to elect to defer any percentage hereunder. An election shall continue in effect until revoked. Any Stock for which receipt is deferred shall be matched by the Company by a number of shares equal to 25% of the value of the quarterly amount so deferred, based on the price per share of Stock on the last day of each quarter.

          (b)     Options.
                  -------

               (i)     Automatic  Options.  Until  the  calendar  year beginning
                       ------------------
January 1, 2004, at which point this provision shall no longer be applicable, in addition to any other Award granted hereunder, non-employee directors of the Company will be granted the Options described in clauses (i) and (ii) of this
Section  9(b)(i)  (the  "Automatic  Options"):

                    (I) Each non-employee director (a "New Director") who, after the effective date of the Plan, is elected to the Board for the first time, will at the time such non-employee director is elected and duly qualified, be granted automatically, without action by the Committee, an Option to purchase 5,000 shares of Stock.

                    (II) On the first business day following each annual meeting of the shareholders', each non-employee director (other than a New Director) who is continuing service as a member of the Board, will be granted automatically, without action by the Committee, an Option to purchase 5,000 shares of Stock.

               (ii)     Elected  Options.  Until  the  calendar  year  beginning
                        ----------------
January 1, 2003, at which point this provision shall no longer be applicable, each non-employee director could, at any time prior to the commencement of any calendar year during which he or she was to serve as a member of the Board, irrevocably elect to receive, in lieu of the annual directors' retainer payable to such non-employee director with respect to such calendar year (prorated for any partial calendar year, an Option (an "Elected Option") to purchase shares of Stock. The number of shares of Stock covered by an Elected Option received in lieu of an annual retainer for 2002 shall be the number (rounded to the nearest whole number of shares) equal to (i) the annual, or prorated, retainer divided by (ii) the value per share of the Elected Option, which value shall be equal to thirty three percent (33%) of the exercise price. An Elected Option shall be granted on January 1 of the year following the year in which the annual retainer to which it relates is earned.

          (c)     Terms  and  Conditions  of  Options.  Automatic  Options  and
                  -----------------------------------
Elected Options shall be subject to the following specific terms and conditions (and shall otherwise be subject to all other provisions of the Plan not in conflict with this Section 9):

               (i)     Each  Automatic Option and each Elected Option shall be a
NQSO.

               (ii) The exercise price of Automatic Options shall be equal to the Fair Market Value of the shares of Stock subject to such Automatic
Options on the date of grant. The exercise price of Elected Options shall be equal to (i) the average closing price of the Stock on the national securities exchange on which the Stock is principally traded on the last trading day in March, June, September and December of the year in which the annual retainer is earned, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market on the last trading day on which a trade occurs in March, June, September and December of the year in which the annual retainer is earned, or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

               (iii) Automatic Options shall be exercisable as to twenty percent (20%) of the Stock subject thereto on the first anniversary of the date of grant, and shall become exercisable as to an additional twenty percent (20%) of such shares on each of the second, third, fourth and fifth anniversaries of such date of grant. Automatic Options shall be exercisable for a period of ten
(10)  years  from  the date of grant of such Option; provided that, the exercise
                                                     -------- ----
period shall be subject to earlier termination in accordance with the provisions of Section 6(b)(iv) hereof. Elected Options shall be exercisable for a period ending ten (10) years from the December 31st of the year in which the retainer was earned.

     10.     General Provisions.
             -------------------

          (a)     Approval.  The Plan shall take effect upon its adoption by the
                  --------
Board, subject to approval by the shareholders of the Company in the manner and to the degree required by applicable law.

          (b)     Nontransferability.  Awards  shall  not  be  transferable by a
                  ------------------
Grantee except by will or the laws of descent and distribution or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative.

          (c)     No Right to Continued Employment, Etc.  Nothing in the Plan or
                  -------------------------------------
in any Award or Loan granted or any Award Agreement, promissory note or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of or to continue as an independent contractor of the Company, any subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement, promissory note or other agreement or to interfere with or limit in any way the right of the Company or any Subsidiary or Affiliate to terminate such Grantee's employment or independent contractor relationship.

          (d)     Taxes.  The  Company  or  any  Subsidiary  or  Affiliate  is
                  -----
authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee's tax obligations.

          (e)     Amendment  and  Termination of the Plan.  The Board may at any
                  ---------------------------------------
time and from time-to-time alter, amend, suspend, or terminate the Plan in whole or in part. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Grantee, without such Grantee's consent, under any Award or Loan theretofore granted under the Plan.

     The Company shall obtain stockholder approval of any Plan amendment to the extent necessary or desirable to comply with applicable law, rule, or regulation. Additionally, notwithstanding anything in the Plan to the contrary, the Board may not, without approval of the Company's shareholders:

               (i) materially increase the number of shares of Stock issuable under the Plan, except for permissible adjustment as provided for herein; or

               (ii) reprice Options issued under the Plan by lowering the exercise price of a previously granted award, by canceling outstanding Options and issuing replacements, or by otherwise replacing existing Options with substitute Options with a lower price.

          (f)     No  Rights  to  Awards  or  Loans;  No Stockholder Rights.  No
                  ---------------------------------------------------------
Grantee shall have any claim to be granted any Award or Loan under the Plan, and there is no obligation for uniformity of treatment of Grantees. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him for such shares.

          (g)     Unfunded Status of Awards.  The Plan is intended to constitute
                  -------------------------
an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

          (h)     No  Fractional Shares.  No fractional shares of Stock shall be
                  ---------------------
issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (i)     Regulations  and  Other  Approvals.
                  ----------------------------------

               (i) The obligation of the Company to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

               (ii) Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

               (iii) In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Grantee receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

          (j)     Governing  Law.  The  Plan  and  all  determinations  made and
                  --------------
actions taken pursuant hereto shall be governed by the laws of the State of Maryland without giving effect to the conflict of laws principles thereof.

          (k)     Standard  Definition  of  Retirement.  Effective  for  all
                  ------------------------------------
determinations made on or after February 23, 2006, and notwithstanding anything to the contrary in any Award Agreement (whether issued before or after that date), the standard definition of "Retirement" for each Grantee shall mean the termination of employment when any one of the following conditions has been met:
(i) being at least fifty-five (55) years old with at least ten (10) years of service to the Company and its Affiliates, (ii) being at least fifty-five years old and having any combination of age plus years of service to the Company and its Affiliates equal to at least sixty-five (65) or (iii) having reached age 55, attainment of the statutory retirement age as defined within the country of the Grantee's residence or citizenship, as applicable. In addition, the Company may in its discretion impose on a Grantee additional conditions regarding non-competition and non-solicitation of clients and employees in order for the Grantee to realize the benefits relating to a qualified Retirement for purposes of this Plan.


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